Plan Termination	12 Months Ended
Dec. 31, 2025
EBP 003
Employee Benefit Plan Plan Termination [Line Items]
Plan Termination

Note 6 — Plan Termination

Subsequent to year end, on February 6, 2026, the stockholders of Aimco adopted a plan of sale and liquidation (the “Plan of Sale and Liquidation”), which contemplates the sale or disposition of all Aimco assets. In conjunction with the Plan of Sale and Liquidation, on April 30, 2026, Aimco's board of directors adopted a resolution to terminate the Plan effective July 31, 2026. Upon termination of the Plan, each participant will become fully vested and will receive a total distribution of the participant's account. The Plan's termination will cease employee and employer contributions into the Plan and cease new participant notes receivable from the Plan.